EXHIBIT 10.1

COVID-19 EMPLOYMENT LETTER AGREEMENT

This COVID-19 EMPLOYMENT LETTER AGREEMENT (this “Agreement”), dated as of April ____, 2020, is entered into by and between LENDINGCLUB CORPORATION, a Delaware corporation (the “Company”) and [NAME] (“Executive”) and regards and amends certain terms of Executive’s employment with the Company.

Recitals

A.        Executive’s employment with the Company is evidenced by an employment agreement dated [__________] (together with any amendments thereto, the “Employment Agreement”).

B.        On April 20, 2020, the Company’s Board of Directors (the “Board”) approved a restructuring plan to address the impact of COVID-19 on the Company’s business (the “Plan”).

C.        Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Employment Agreement.

Agreement

NOW THEREFORE, in connection with the Plan and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree to and acknowledge the following:

1.
Effective as of May 1, 2020, and until such time as the Board or the Compensation Committee of the Board determines but no later than through December 31, 2020, Executive’s Base Salary shall be amended and reduced from $[_________] to

$[_________] (the “Salary Reduction”).

2.	The Salary Reduction shall not constitute Good Reason or give Executive right to any other claim or benefit under the Employment Agreement.

3.	This Agreement may be executed in counterparts, each of which when signed by the Company or Executive will be deemed an original and all of which together will be deemed the same agreement.

4.
This Agreement contains the entire understanding and agreement of the Company and Executive concerning the subject matter herein, and supersedes any other agreements or understandings, written or oral, between the parties with respect thereto.

5.
This Agreement and the rights of all persons claiming hereunder will be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of law principles thereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LENDINGCLUB CORPORATION
By:

Name:

Title:

Executive

[Name]